Investor Presentation

AIFA Conference

March 2003

UICI

Confidential

Safe Harbor Statement

Certain statements in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Actual results may differ materially from those included in the forward-looking statements. Various factors that could cause actual results to differ materially from those projected are described in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 — in particular, under the sections captioned "Management's Discussion and Analysis of Liquidity and Results of Operations" and the various risk factors outlined in the Annual Report — and in the Company's periodic reports on Form 10-Q for the quarters ended March 30, 2002, June 30, 2002 and September 30, 2002 — which are on file with the Securities and Exchange Commission.

UICI anticipates filing its Annual Report on Form 10-K for the year ended December 31, 2002 on or about March 20, 2003.

UICI

Today's Agenda

I. UICI Overview

II. Business Unit Summary
- Self Employed Agency Health Insurance
- Group Health Insurance
- Life Insurance
- Senior Market
- Student Loan and Finance - AMS

III. Challenges and Risks

IV. Financial Information & Metrics

UICI

Business Overview

- Holding Company
- Niche Markets
  - Health, Life, LTC Insurance
  - Self-Employed, Students, Seniors, Part time Employees
  - Student Finance
- Headquartered in Dallas, TX
- Founded in 1985
- IPO in 1986
- Traded on NYSE: UCI

UICI

Founding Principles

- UICI Founded by Ron Jensen to Build Wealth for Agents and Employees
- Powerful Direct Selling Organization
- Conservative Financial Philosophy
  - Accounting and Financial Reporting
  - Minimal Leverage

Snap Shot as of 2/21/03

- Market Cap - $550M
- 2002 Revenues — $1.48B
- 2002 Pro-forma EPS — $1.47
- Low Leverage — Minimal Balance Sheet Exposure

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Self Employed Agency Health Insurance

UICI

SEA - Overview

Target Market

- Self Employed and Individual
- Average Age: 43, Average Income: $49K
- Market in 44 states

Product

- Indemnity Health Insurance
- Ancillary Products (RX, Dental, Vision, Critical Care, Disability Income, UL Life)

Sales Force

- UGA and Cornerstone (Captive Distribution)

Administration

- In House Operations (Claims, Actuarial, Underwriting, Customer Service)

Lead Generation

- In House Operations (Telemarketing, Direct Mail, Radio, Newspaper, and Internet)

SEA - Focus on Sales and Operations

- Increase Share of Customer Wallet – Increase sale of UL Life and other Ancillary Products
- Customer Retention/Enhanced Customer Satisfaction
- TTACC
- Reduce Costs/Improve Productivity

UICI

SEA - Total Policies in Force


330,383
Policy Count (000)
340
320
300
280
260
240
220
200
180
Dec-99
Jun-00
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02

SEA - Total Submitted Insurance AV



($million)
$1,000
$800
$600
$400
$200
$0
$347M
$578M
$929M
2000
2001
2002

SEA - Revamped Product Line



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% of Total Insurance AV
63%
52%
34%
12%
5%
37%
48%
66%
88%
95%
1998
1999
2000
2001
2002
Indemnity
PPO

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SEA - Sales Force Growth and Productivity



2,900
2,400
1,900
1,400
900
400
# of Writing Agents
$400,000
$360,000
$320,000
$280,000
$240,000
$200,000
AV / Writing Agent
1998
1999
2000
2001
2002
# of Agents
AV per Writing Agent

SEA – Key Metrics

Year Ended December 31, 2002

	2001	2002	% Change
Total Revenues	$713	$1,036	45%
Operating Income (millions)	$74.8	$93.7	25%
Retention (1st Year)	56.5%	56.3%	-0.4%
Retention (Renewal)	67.3%	67.0%	-0.5%
Total Shipped Leads (000)	1,412	2,304	63%
Admin. Exp and Premium Tax	10.4%	9.1%	-13%
# of Claims Processed (000)	2,481	3,223	30%
Total Applications Processed (000)	200	286	43%

Group Health Insurance

(Student Insurance and STAR)

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Student Insurance - Overview

Target Market	
Colleges	▪ 450 Colleges Nationwide, plus Puerto Rico ▪ 45 Association Plans ▪ 320K Primary College Students Insured(2001 – 2002) ▪ 384K Students Projected (2002 – 2003)
K-12	▪ 1,712 school Districts Covered ▪ Marketed in 30 states ▪ 137K Students Insured (2001 – 2002) ▪ 147K Students Projected (2002 – 2003)

Sales Force

- 16 Employee Agents
- Three Marketing Channels:
  - direct to the college or university
  - through 68 commissioned brokers
  - with university paid consultants

Administration

- In House Operations (Claims, Actuarial, Underwriting, Customer Service)

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Student Insurance - Key Metrics

Year Ended December 31, 2002

	2001	2002	% Change
Earned Premium (millions)	$122	$161	33%
Premium per Admin. FTE (000)	$52	$62	19%
Expense Ratio	25.3%	23.1%	-9%
Loss Ratio	71.4%	72.1%	1%
Claims Received (000)	847	912	8%
# of Online Enrollments	693	10,368	1396%

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STAR - Overview

Target Market

- Employers with large numbers of uninsured hourly employees
- Customers Include over 20 Fortune 500 Companies

- Convenience Stores	- Restaurants
- Hotels/Motels	- Retail Stores
- Grocery Stores	- Janitorial/Maintenance
- Banks	- Call Centers

Product

- Limited Benefit Health Insurance
- Benefits to Companies:
  - Improve Recruiting, Retention, and Absenteeism
  - Lower Fraudulent Worker's Compensation Claims

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STAR - Premium Growth


Annualized Premium
All Products
($millions)
$120
$100
$80
$60
$40
$20
$0
$1
$3
$6
$11
$18
$26
$34
$48
$63
$83
$100
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002e

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STAR – Market Leader

	2002 Annualized Premium	Market Share
STAR	**$100M**	**52%**
SRC *(insured by BCS)*	$60-70M	37%
American Heritage Life/Allstate	$8-10M	5%
Foundation One *(insured by American Fidelity)*	$8-10M	5%
CNA	< $1M	< 1%

UICI

Senior Market Group

Senior Market – Reasons for Entering

- Leverage Basic UICI Core Competencies
  - Risk Management
  - Agency Sales
    - Guaranty Senior Assurance (GSA)
    - SeniorsFirst
  - Lead Generation
- Diversification
- Significant Market Opportunity
  - 49 million Individuals Age 50+ with Greater than $25,000 of Income
  - Estimate Potential Market of $75 Billion

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Senior Market – Insurance Products

- Long Term Care Products
  - Tax-Qualified Plans:
    - Nursing Home Only
    - Comprehensive Long Term Care
    - Home Health Care Only (except in Florida)
  - Focus on Cost-Sharing and Expense Reimbursement
  - Adequate Pricing with Appropriate Risk Margins
  - Care Management for Claims

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Student Loan and Finance
(AMS)

AMS - Overview

Target Market
▪ Colleges and Universities

Products	
Student Loan Originations / Portfolio Management	▪ Student Loan Portfolio - $1.33 Billion at December 31, 2002 ▪ Originate Federal Stafford, PLUS, and Consolidation Loans ▪ On 7/1/02, Interest Floor Rates Reset from 6.79% to 4.86%
Tuition Installment Plans	▪ Largest Provider of Tuition Budgeting Plans ▪ Recent partnership with EBPP provider → infiNET
Loan Servicing	▪ Perkins Loan Servicer

AMS - Key Metrics

	2000	2001	2002
Average loan assets ($ in millions)	1,319	1,349	1,480
Return on avg. assets (bps)	12	97	128
Loan originations ($ in millions)	776	717	715
Loan origination costs (bps)	202	122	177
Number of accounts	304,552	329,027	327,603
Expenses per account	59	58	54
Average trust account balance ($ in millior	127	147	161
Trust yield	6.30%	4.49%	2.41%

UICI

Today's Agenda

I. UICI Overview

II. Business Unit Summary
- Self Employed Agency Health
- Group Health Insurance
- Life Insurance
- Senior Market
- Student Loan and Finance - AMS

III. Challenges and Risks

IV. Financial Information & Metrics

UICI

Facts and Trends

- Among companies with fewer that 500 employees, health costs rose an average of 18%, or 7 times the inflation rate
- 800,000 people dropped health insurance even though they had annual incomes of greater than $75K
- The percentage of businesses with less than 50 employees offering a health plan fell from 66% to 62%

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Challenge #1

Challenge
Health Insurance costs are increasing at 7x the inflation rate.

Risk Mitigation Strategy

- Six key factors contributing to rising health costs:
  1. Mandates
  2. Malpractice liability and paralyzing lawsuits
  3. Prescription drugs and higher drug utilization
  4. Increasing consumer demand for the latest and greatest
  5. Doctor and insurance fraud
  6. Medicare cost shifting putting pressure on costs the rest of us pay

- UICI is working with various Trade Associations, Insurance Departments, and elected legislators to address the root causes that are driving cost increases.

Challenge #2

Challenge
The market wants choice and affordability.

Risk Mitigation Strategy

- UICI provides "just in case" scheduled/indemnity health insurance, rather than traditional and much more expensive "in every case" insurance.
- UICI enables individuals to tailor coverage to meet their needs, and do so at rates that fit their pocketbooks.
- UICI health policies for the most part allow individuals to use any doctor or hospital they select.
- UICI supports a health care system that gives patients more options and fewer orders and dictates.

Today's Agenda

I. UICI Overview

II. Business Unit Summary
- Self Employed Agency
- Group Insurance
- Life Insurance
- Senior Market
- Student Loan and Finance - AMS

III. Challenges and Risks

IV. Financial Information & Metrics

UICI

Conservative Balance Sheet

	12/31/00	12/31/01	12/31/02
UICI Debt (million) (non-Student Loan)	**$90.0**	**$25.3**	**$9.6**
Debt to Market Cap	**32%**	**4%**	**1%**
Insurance-related DAC (millions)	$68.1	$73.9	$90.0
As a % of Premium	**9.9%**	**8.9%**	**7.1%**
As a % of Equity	**15.2%**	**13.8%**	**15.3%**
Student Loan DAC (millions)	$17.6	$12.1	$10.9
As a % of Student Loan Assets	**1.3%**	**0.9%**	**0.8%**
Months Paid Claims in Reserve	**10.0**	**9.5**	**9.2**

Balance Sheet Exposure (1990 – 2002)



500
450
400
350
300
250
200
150
100
50
0
($million)
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002e
Total Debt (non Student Loan)

UICI

Strong Reserves

	Risk Based Capital (RBC) (% above Regulatory Requirement)	
	Rating	Current
CHESAPEAKE	A-	1009%
MEGA	A-	395%
MID WEST	A-	384%

Segment Financials

	2000	2001	2002
Revenue ($millions)			
Self Employed	$584	$713	$1,036
Group Insurance	111	126	252
Life	69	71	68
Senior Health	-	-	2
AMS	154	134	102
Other	101	55	19
Total	$1,019	$1,099	$1,479
Income from Continuing Ops			
Self Employed	$71	$75	$94
Group Insurance	(2)	4	15
Life	13	18	9
Senior Health	-	(2)	(8)
AMS	(25)	5	7
Other (incl. Fed. Inc. Tax)	(24)	(48)	(66)
Total	$33	$52	$51
Continuing Operations			
EPS	$0.70	$1.09	$1.05
Proforma EPS	$0.71	$1.43	$1.47

Earnings Guidance

Projected 2003 Full Year			
Consolidated Revenues	$1.8B		
up 21.6% over $1.48B in '02			
EPS from Continuing Operatior	$1.48	-	$1.63
up 48.1% to midpoint over $1.05/share in '02			
Investment in Health Axis and Variable Stock Comp	$0.10	-	$0.10
Pro - Forma EPS	$1.58	-	$1.73
up 12.6% to midpoint over $1.47/share in '02			

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UICI